UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 12, 2021, CF Finance Acquisition Corp. III (the “Pre-Merger Company”), the predecessor to AEye, Inc. (the “Company”) held a special meeting of stockholders to approve certain matters related to the business combination between the Pre-Merger Company and AEye Technologies, Inc. (“Legacy AEye”). Among the proposals presented to the Pre-Merger Company stockholders included proposals to (i) adopt a certificate of amendment to the Pre-Merger Company’s amended and restated certificate of incorporation (the “Pre-Merger Charter”) to increase the number of authorized shares of its Class A Common Stock from 200,000,000 to 300,000,000 (the “Authorized Share Amendment”) and (ii) amend and restate the Pre-Merger Charter in connection with the business combination, which included eliminating its Class B Common Stock immediately prior to the closing of the business combination after giving effect to the conversion of each outstanding share of Class B Common Stock into one share of its Class A Common Stock (the “Class B Elimination Amendment,” and together with the Authorized Share Amendment, the “Amendments”). The Amendments each received approval from the holders of a majority of the Pre-Merger Company’s outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, that were outstanding as of the record date for such special meeting. Following the special meeting, the Pre-Merger Company and Legacy AEye closed the business combination and the Pre-Merger Company changed its name to “AEye, Inc.”

A recent ruling by the Court of Chancery of the State of Delaware (“Chancery Court”) introduces uncertainty as to whether Section 242(b)(2) of the General Corporation Law of the State of Delaware (“DGCL”) would have required the Authorized Share Amendment to be approved by a separate vote of the majority of the Pre-Merger Company’s then-outstanding shares of Class A Common Stock and the Class B Elimination Amendment to be approved by a separate vote of the majority of the Pre-Merger Company’s then-outstanding shares of Class B Common Stock.

In light of the recent Chancery Court decision, and to resolve potential uncertainty with respect to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) and capital structure, on February 23, 2023, the Company filed a petition in the Chancery Court under Section 205 of the DGCL to seek validation of the Authorized Share Amendment and Charter and the shares and other securities issued in reliance on the effectiveness of the Authorized Share Amendment and Charter (the “Section 205 Action”). Section 205 of the DGCL permits the Chancery Court, in its discretion, to validate potentially defective corporate acts after considering a variety of factors. A copy of the Company’s petition in the form filed with the Chancery Court is attached hereto as Exhibit 99.1. Concurrently with the petition, the Company filed a motion to expedite the hearing on the petition.

On February 24, 2023, the Chancery Court granted the Company’s motion for expedited proceedings on the Section 205 Action. The Chancery Court directed the Company (i) to file a Current Report on Form 8-K, attaching the petition filed by the Company in the Section 205 Action; and (ii) to notify stockholders that the Chancery Court will hold a final hearing to consider the merits of the petition filed by the Company in the Section 205 Action on March 14, 2023, at 11:20 a.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Section 205 Hearing”). This Current Report on Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Section 205 Action, such stockholder of the Company may (i) appear at the Section 205 Hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re AEye, Inc., C.A. No. 2023-0236-LWW (Del. Ch.), in advance of the Section 205 Hearing, and any such written submission should also be emailed to the Company’s counsel, Stephen Childs of Abrams & Bayliss LLP, at childs@abramsbayliss.com.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Chancery Court’s ruling referenced above could have a material adverse impact on the Company, including on the Company’s ability to complete financing transactions or issue stock-based compensation to its employees, directors and officers, until the underlying issues are definitively resolved. This uncertainty could impair the Company’s ability to execute its business plan, attract and retain employees, management and directors, and adversely affect its commercial relationships.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

With respect to the matters addressed in this Current Report, no assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the DGCL. The Section 205 proceeding is subject to inherent uncertainties and is beyond the Company’s control and may not result in timely resolution of the uncertainty regarding the Company’s capitalization, if at all. If the Company is unsuccessful in the Section 205 proceeding, it could have a material adverse effect on the Company as discussed above.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number Description

99.1	Petition filed by AEye, Inc. in the Court of Chancery of the State of Delaware on February 23, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: February 27, 2023
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary